UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2017

NABRIVA THERAPEUTICS AG

(Exact Name of Registrant as Specified in its Charter)

Republic of Austria	001-37558	Not applicable
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

Leberstrasse 20 1110 Vienna, Austria	Not applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +43 (0)1 740 930

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On May 24, 2017 the Audit Committee (the “Audit Committee”) of the Supervisory Board of Nabriva Therapeutics AG (the “Company”) dismissed PwC Wirtschaftsprüfung GmbH (“PwC”) as the Company’s independent registered public accounting firm.

PwC’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that PwC’s audit report dated March 24, 2017 on the December 31, 2016 consolidated financial statements contained an explanatory paragraph stating that the Company will require additional financing to fund future operations and may be required to reduce planned expenditures.

During the fiscal years ended December 31, 2016 and 2015 and the subsequent interim period through May 24, 2017, there were no (1) disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with reports for such years; or (2) reportable events (as described in Item 304(a)(i)(v) of Regulation S-K).

The Company provided PwC with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from PwC a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of PwC’s letter, dated May 31, 2017, is attached as Exhibit 16.1 to this Form 8-K.

(b) Engagement of Independent Registered Public Accounting Firm

On May 24, 2017, the Audit Committee also approved the engagement of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. During the fiscal years ended December 31, 2016 and 2015 and the subsequent interim period through March 31, 2017, the Company did not consult with KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABRIVA THERAPEUTICS AG

Date: May 31, 2017	By:	/s/ Colin Broom
Colin Broom
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from PwC Wirtschaftsprüfung GmbH, dated May 31, 2017, to the Securities and Exchange Commission